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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 26, 2006

                        GRANITE CONSTRUCTION INCORPORATED
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             (Exact name of registrant as specified in its charter)

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            Delaware                    1-12911                77-0239383
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 (State or other jurisdiction   (Commission File Number)     (IRS Employer
      of incorporation)                                    Identification No.)

                              585 West Beach Street
                          Watsonville, California 95076
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               (Address of principal executive offices) (Zip Code)

                                 (831) 724-1011
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               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 26, 2006, Granite Construction Incorporated (the "Company") issued a press release with respect to its earnings for the quarter ended March 31, 2006, a copy of which is attached as Exhibit 99.1.

         The information set forth is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and shall not be deemed "filed" for purpose of Section 18 of the Securities Exchange Act of 1934, nor shall the information, including the Exhibit, be deemed incorporated by reference in any filing of the Company, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following exhibits are attached hereto and furnished herewith:

EXHIBIT
NUMBER      EXHIBIT TITLE
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99.1        Press Release of Registrant, dated April 26, 2006, its first quarter financial results

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               GRANITE CONSTRUCTION INCORPORATED


Date: April 26, 2006                           By:   /s/ William E. Barton
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                                                     William E. Barton
                                                     Senior Vice President and
                                                     Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit
Number      Document
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99.1        Press Release of Registrant, dated April 26, 2006, its first quarter financial results

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